Exhibit 99.1

INDEX

Page

Report of Independent Registered Public Accounting Firm	F-2

Balance Sheet	F-3

Notes to Balance Sheet	F-4 –F-14

Report of Independent Registered Public Accounting Firm

To the board of directors and shareholders of Moringa Acquisition Corp

Opinion on the Financial Statement – Balance Sheet

We have audited the accompanying balance sheet of Moringa Acquisition Corp (the “Company”) as of March 3, 2021, including the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of March 3, 2021 in conformity with accounting principles generally accepted in the United States of America.

Restatement of Previously Issued Financial Statements

As discussed in Note 2 to the financial statement, the Company has restated its March 3, 2021 financial statement to correct errors.

Basis for Opinion

The financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of this financial statement in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Kesselman & Kesselman

Certified Public Accountants (Isr.)

A member firm of PricewaterhouseCoopers International Limited

Tel-Aviv, Israel

March 29, 2021 except for the effects of the restatement discussed in Note 2 to the financial statement, as to which the date is May 25, 2021.

We have served as the Company’s auditor since 2020.

MORINGA ACQUISITION CORP

BALANCE SHEET

March 3
2021
U.S. Dollars in thousands
(As Restated)
Assets
CURRENT ASSETS:
Cash and cash equivalents	1,159
TOTAL CURRENT ASSETS	1,159

NON CURRENT ASSETS:
Cash held in Trust Account	115,000
TOTAL ASSETS	116,159

Liabilities and shareholders’ equity
CURRENT LIABILITIES:
Accounts payable and accrued expenses	41
Related party	145
TOTAL CURRENT LIABILITIES	186

NON-CURRENT LIABILITIES:
Private Warrant liability	343
TOTAL LIABILITIES	529

COMMITMENTS AND CONTINGENCIES	-

CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION: 11,500,000 shares at March 3, 2021, at a redemption value of $10 per share	115,000

SHAREHOLDERS’ EQUITY:
Class A Ordinary Shares, $0.0001 par value; 500,000,000 shares authorized, 480,000 issued and outstanding (excluding 11,500,000 shares subject to possible redemption) as of March 3, 2021	*
Class B Ordinary Shares, $0.0001 par value; 50,000,000 shares authorized, 2,875,000 issued and outstanding as of March 3, 2021	*
Preferred Shares, $0.0001 par value; 5,000,000 shares authorized, no shares issued and outstanding as of March 3, 2021	-
Additional paid-in capital	856
Accumulated deficit	(226)

TOTAL SHAREHOLDERS’ EQUITY	630

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	116,159

(*)	Represents an amount less than 1 thousand US Dollars

The accompanying notes are an integral part of these financial statements.

MORINGA ACQUISITION CORP

NOTES TO BALANCE SHEET

NOTE 1 – Description of Organization and Business Operations:

a.	Organization and General

Moringa Acquisition Corp (hereafter – the Company) is a blank check company, incorporated on September 24, 2020 as a Cayman Islands exempted company, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (hereafter – the Business Combination). The Company is an emerging growth company, as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

All activity for the period from September 24, 2020 (inception) through March 3, 2021 relates to the Company’s formation and its initial public offering (the “Public Offering”) described below. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Public Offering and the Private Placement (as defined below in Note 4). The Company has selected December 31 as its fiscal year end.

b.	Sponsor and Financing

The Company’s sponsor is Moringa Sponsor, L.P., a Cayman exempted limited partnership (which is referred to herein, together with its wholly-owned subsidiary, Moringa Sponsor (US) LP, a Delaware limited partnership, as the “Sponsor”).

The registration statement relating to the Company’s Public Offering was declared effective by the United States Securities and Exchange Commission (the “SEC”) on February 16, 2021. The initial stage of the Company’s Public Offering— the sale of 10,000,000 Units — closed on February 19, 2021. Upon that closing and the concurrent closing of the initial stage of the Private Placement (as defined below in Note 4). $100,000,000 was placed in a trust account (the “Trust Account”) (discussed in (c) below). On March 3, 2021, upon the full exercise by the underwriters of their over-allotment option for the Public Offering, the second stage of the Public Offering — the sale of 1,500,000 Units — closed. Upon that closing and the concurrent closing of the second stage of the Private Placement, an additional $15,000,000 was placed in the Trust Account. The Company intends to finance its initial Business Combination with the net proceeds from the Public Offering and the Private Placement.

c.	The Trust Account

The proceeds held in the Trust Account will be invested in money market funds registered under the Investment Company Act and compliant with Rule 2a-7 thereof that maintain a stable net asset value of $1.00. Unless and until the Company completes the Initial Business Combination, it may pay its expenses only from the net proceeds of the Public Offering and the Private Placements of $3,800 thousand held outside the Trust Account less any offering expenses (not including underwriting commission) paid upon the closing of the Public Offering and the exercise of the underwriters’ over-allotment option in full.

MORINGA ACQUISITION CORP

NOTES TO BALANCE SHEET

NOTE 1 – Description of Organization and Business Operations (continued):

d.	Initial Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, although substantially all of the net proceeds of the Public Offering and the Private Placement are intended to be generally applied toward consummating an initial Business Combination. The initial Business Combination must occur with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the Trust Account (excluding taxes payable on the income accrued in the Trust Account). There is no assurance that the Company will be able to successfully consummate an initial Business Combination.

The Company, after signing a definitive agreement for an Initial Business Combination, will provide its public shareholders the opportunity to redeem all or a portion of their shares upon the completion of the initial Business Combination, either (i) in connection with a shareholder meeting called to approve the business combination or (ii) by means of a tender offer. However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001 following such redemptions. In such case, the Company would not proceed with the redemption of its public shares and the related initial Business Combination, and instead may search for an alternate initial Business Combination.

If the Company holds a shareholder vote or there is a tender offer for shares in connection with an initial Business Combination, a public shareholder will have the right to redeem its shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account, calculated as of two days prior to the general meeting or commencement of the Company’s tender offer, including interest but less taxes payable. As a result, the Company’s Class A ordinary shares are recorded at redemption amount and classified as temporary equity upon the completion of the Public Offering, in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, “Distinguishing Liabilities from Equity.”

Pursuant to the Company’s amended and restated memorandum and articles of association, if the Company is unable to complete the initial Business Combination within 24 months from the closing of the Public Offering, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

MORINGA ACQUISITION CORP

NOTES TO BALANCE SHEET

NOTE 1 – Description of Organization and Business Operations (continued):

The Sponsor and the Company’s officers and directors have entered into a letter agreement with the Company, pursuant to which they have waived their rights to liquidating distributions from the Trust Account with respect to any Class B ordinary shares (as described in Note 7) held by them if the Company fails to complete the initial Business Combination within 24 months of the closing of the Public Offering or during any extended time that the Company has to consummate an initial Business Combination beyond 24 months as a result of a shareholder vote to amend its amended and restated memorandum and articles of association. However, if the Sponsor or any of the Company’s directors or officers acquire any Class A ordinary shares, they will be entitled to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete the Initial Business Combination within the prescribed time period.

In the event of a liquidation, dissolution or winding up of the Company after an initial Business Combination, the Company’s shareholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the ordinary shares. The Company’s shareholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the ordinary shares, except that the Company will provide its shareholders with the opportunity to redeem their public shares for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, under the circumstances, and, subject to the limitations, described herein.

e.	Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible, because of the potential differences in accounting standards used.

MORINGA ACQUISITION CORP

NOTES TO BALANCE SHEET

NOTE 2 – Restatement of Previously Issued Financial Statements:

In May 2021, the Company re-evaluated its accounting for its Private Placement Warrants (as defined below in Note 4) issued in connection with the Company’s initial public offering and determined that they should be treated as derivative liabilities pursuant to ASC 815 (“ASC 815”), “Derivative and Hedging”, rather than as components of shareholders’ equity as the Company previously treated the Warrants.

The restated classification and reported values of the Warrants as accounted for under ASC 815 are included in the financial statements herein. In the process of re-evaluating its financial statement, the Company also restated its financial statement to classify all Public Class A ordinary shares as temporary equity.

The Company had previously classified 882,697 of its Class A ordinary shares as permanent equity, which included 402,697 of its Public Class A ordinary shares.

Since the Company classified the Private Warrants as derivative liabilities, offering costs totaling $7,599 that were previously charged to Additional Paid-in Capital are now recognized as an expense.

Impact of the Restatement

The impact of the restatement on the Company’s balance sheet as of March 3, 2021, is presented below:

	As of March 3, 2021
	U.S. Dollars in thousands
	As previously reported	Restatement adjustment	As restated
BALANCE SHEET
Private warrant liability	-	343	343
Class A ordinary shares subject to possible redemption	110,973	4,027	115,000
Class A Ordinary Shares, $0.0001 par value	*	*	*
Additional paid-in capital	5,218	(4,362)	856
Accumulated deficit	(218)	(8)	(226)
Total shareholders’ equity	5,000	(4,370)	630

NOTE 3 – Summary of Significant Accounting Policies:

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (hereafter – U.S. GAAP) and the regulations of the Securities Exchange Commission (hereafter – SEC). The significant accounting policies used in the preparation of the financial statements are as follows:

MORINGA ACQUISITION CORP

NOTES TO BALANCE SHEET

NOTE 3 – Summary of Significant Accounting Policies (continued):

a.      Use of estimates in the preparation of financial statements

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

b.      Functional currency

The U.S. dollar is the currency of the primary economic environment. The Company’s financing and operational costs are denominated in U.S. dollars. Accordingly, the functional currency of the Company is the U.S. dollar.

Foreign currency assets and liabilities are translated into the primary currency using the exchange rates in effect on the balance sheet date. Currency transaction gains and losses are presented in financial expenses, as appropriate.

c.      Cash and cash equivalents

The Company considers as cash equivalents all short-term, highly liquid investments, which include short-term bank deposits with original maturities of three months or less from the date of purchase that are not restricted as to withdrawal or use and are readily convertible to known amounts of cash.

As of March 3, 2021, the Company held deposits of $1,158,655 in an SVB bank account, $15,000,000 in a JP Morgan Chase trust account and $100,000,000 in Goldman Sachs money market funds. Money market funds are characterized as Level I investments within the fair value hierarchy under ASC 820.

d.      Accrued expenses

The Company accounts for all expenses which have yet to be paid as Accrued Expenses.

e.      Redeemable Class A Ordinary Shares

As discussed in Note 1, all of the 11,500,000 shares of Class A common stock sold as parts of the Units in the Public Offering contain a redemption feature. In accordance with the Accounting Standards Codification 480-10-S99-3A “Classification and Measurement of Redeemable Securities”, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480. The Company has classified all of the shares sold under the Public Units as subject to possible redemption.

f.       Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

MORINGA ACQUISITION CORP

NOTES TO BALANCE SHEET

NOTE 3 – Summary of Significant Accounting Policies (continued):

g.      Financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under the FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet, primarily due to their short term nature.

h.      Income tax

The Company accounts for income taxes in accordance with ASC 740, “Income Taxes (hereafter – ASC 740). ASC 740 prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value if it is more likely than not that a portion or all of the deferred tax assets will not be realized, based on the weight of available positive and negative evidence. Deferred tax liabilities and assets are classified as non-current in accordance with ASU 2015-17.

The Company accounts for uncertain tax positions in accordance with ASC 740-10. ASC 740-10 contains a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position taken or expected to be taken in a tax return by determining if the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the tax position will be sustained on audit, including resolution of any related appeals or litigation processes. The second step is to measure the tax benefit as the largest amount that is more than 50% (cumulative probability) likely to be realized upon ultimate settlement. The Company accrues interest and penalties related to unrecognized tax benefits under taxes on income (tax benefit).

i.      Offering Costs

The Company complies with the requirements of the Accounting Standards Codification 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A – “Expenses of Offering”. The Company incurred offering costs in connection with its Public Offering of $334,456. These costs, together with the upfront underwriter discount, of $2,300,000 were allocated between the sale of the Public Units and the Private Units. Out of the total amount of offering costs, $2,626,857 were charged to Additional Paid-in Capital upon the closing of the Public Offering. The remaining amount of $7,599 was allocated to the Private Warrant Liability, and therefore charged as an expense.

j.      Public Warrants

The Company applied the provisions of ASC 815-40 and classified its public warrants, issued as part of the Public Units as detailed in Note 4, as equity securities.

MORINGA ACQUISITION CORP

NOTES TO BALANCE SHEET

NOTE 3 – Summary of Significant Accounting Policies (continued):

g.	Private Warrant liability

The Company accounts for the warrants in accordance with the guidance contained in Accounting Standards Codification 815 (“ASC 815”), “Derivatives and Hedging”, under which the warrants do not meet the criteria for equity treatment and must be recorded as derivative liabilities. Accordingly, the Company classifies the warrants as liabilities at their fair value and adjusts the warrants to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until the warrants are exercised or expire, and any change in fair value is recognized in the Company’s statement of operations. The fair value of the Private Warrants (as defined in Note 4) has been estimated using a Black-Scholes-Merton model.

k.    Recent accounting pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted would have a material effect on the Company’s financial statements.

NOTE 4 – PUBLIC OFFERING AND PRIVATE PLACEMENTS:

In the Initial Public Offering, the Company issued and sold 11,500,000 units (including 1,500,000 units sold at a second closing pursuant to the underwriters’ exercise of their over-allotment option in full) at an offering price of $10.00 per unit (the “Units”). The Sponsor and EarlyBirdCapital, Inc. (the representative of the underwriters) purchased, in a private placement that occurred simultaneously with the two closings of the initial Public Offering (the “Private Placement”), an aggregate of 352,857 and 27,143 Units, respectively, at a price of $10.00 per Unit.

Each Unit (both those sold in the initial Public Offering and in the Private Placement) consists of one Class A ordinary share, $0.0001 par value, and one-half of one warrant, with each whole warrant exercisable for one Class A ordinary share (each, a “Warrant” and, collectively, the “Warrants”). Each Warrant entitles the holder thereof to purchase one whole Class A ordinary share at a price of $11.50 per share, subject to adjustment. No fractional shares will be issued upon exercise of the Warrants and only whole Warrants will trade. Each Warrant will become exercisable 30 days after the completion of the Company’s initial Business Combination and will expire at 5:00 p.m., New York City time, five years after the completion of the initial Business Combination or earlier upon redemption (only in the case of the Warrants sold in the Public Offering, or the “Public Warrants”) or liquidation.

Once the Public Warrants become exercisable, the Company may redeem them in whole and not in part at a price of $0.01 per Warrant upon a minimum of 30 days’ prior written notice of redemption, if and only if the last reported sale price of the Company’s Class A ordinary shares equals or exceeds $18.00 per share (as adjusted) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the Warrant holders.

MORINGA ACQUISITION CORP

NOTES TO BALANCE SHEET

NOTE 4 – PUBLIC OFFERING AND PRIVATE PLACEMENTS (continued):

The Warrants included in the Units sold in the Private Placement (the “Private Warrants”) are identical to the Public Warrants except that the Private Warrants, for so long as they are held by the Sponsor, EarlyBirdCapital, Inc. or their respective affiliates: (1) will not be redeemable by the Company; (2) may not (including the Class A ordinary shares issuable upon exercise of those warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders thereof until 30 days after the completion of the Company’s initial Business Combination; (3) may be exercised by the holders thereof on a cashless basis; and (4) they (including the Class A ordinary shares issuable upon exercise thereof) are entitled to registration rights.

The Company paid an underwriting commission of 2.0% of the gross proceeds of the Public Offering and the full exercise of the underwriters’ over-allotment, or $2,300,000, in the aggregate, to the underwriters at the two closings of the Public Offering. Refer to Note 6 for more information regarding an additional fee payable to the underwriters upon the consummation of an Initial Business Combination.

NOTE 5 – RELATED PARTY TRANSACTIONS:

a.	Promissory Note

On December 9, 2020, the Company signed a promissory note, under which it could borrow up to a $300 thousand principal amount from the Sponsor. Amounts drawn by the Company under the note were to be used to cover finance costs and expenses related to its formation and capital raise. The entire unpaid balance was payable on the earlier of (i) March 31, 2021, or (ii) the date of a capital raise (i.e., the closing of the initial Public Offering). Any drawn amounts could be prepaid at any time. The promissory note did not bear any interest on the principal amount outstanding thereunder. The Company borrowed $170 thousand under the promissory note. On March 3, 2021, concurrently with the second closing under the Public Offering, the Company repaid the Sponsor $150 thousand of the principal amount due under the promissory note. $20 thousand remains outstanding under the promissory note following that repayment, included under the Related Party balance in the balance sheet. See Note 9 for information regarding the repayment of the entire related party balance after the balance sheet date.

b.	Administrative Services Agreement

On December 16, 2020, the Company signed an agreement with the Sponsor, under which the Company shall pay the Sponsor a fixed $10 thousand per month for office space, utilities and other administrative expenses. The monthly payments under this administrative services agreement commenced on the effective date of the registration statement for the initial Public Offering and will continue until the earlier of (i) the consummation of the Company’s initial Business Combination, or (ii) the Company’s liquidation. As of March 3, 2021 the Company accrued $5 thousand with regards to this agreement, recorded under the Related Party balance.

MORINGA ACQUISITION CORP

NOTES TO BALANCE SHEET

NOTE 5 – RELATED PARTY TRANSACTIONS (continued):

The composition of the Related Party balance as of March 3, 2021 is as follows:

March 3, 2021
In U.S. thousands
Promissory note	20
Legal fees paid by Sponsor	120
Accrual for Administrative Services Agreement	5
145

NOTE 6 – COMMITMENTS AND CONTINGENCIES:

Underwriters’ Deferred Discount

Under the Business Combination Marketing Agreement, the Company shall pay an additional fee (the “Deferred Discount”) of 3.5% of the gross proceeds of the Public Offering (or $4,025,000) payable upon the Company’s completion of the initial Business Combination. The Deferred Discount will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes the Initial Business Combination.

NOTE 7 – FAIR VALUE MEASUREMENTS:

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).

The fair value hierarchy under ASC 820 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Basis for Fair Value Measurement

Level 1: Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2: Quoted prices in markets that are not active or financial instruments for which significant inputs to models are observable (including but not limited to quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit risk), either directly or indirectly;

Level 3: Prices or valuations that require significant unobservable inputs (including the Management’s assumptions in determining fair value measurement).

MORINGA ACQUISITION CORP

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

NOTE 7 – FAIR VALUE MEASUREMENTS (continued):

The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis at March 3, 2021 by level within the fair value hierarchy:

	Level	March 3, 2021
Assets:
Money market funds held in Trust Account	1	$115,000,000
Liabilities:
Private Warrant Liability	3	$342,684

The estimated fair value of the Private Placement Warrants was determined using a Black-Scholes-Merton model with Level 3 inputs. Inherent in a Black-Scholes-Merton model are assumptions related to expected life (term), expected stock price, volatility, risk-free interest rate and dividend yield. The Company estimates the volatility of its warrants based on implied volatility from the Company’s traded warrants and from historical volatility of select peer companies’ Class A ordinary shares that matches the expected remaining life of the warrants. The risk-free interest rate is based on the U.S. Treasury zero-coupon yield curve on the grant date for a maturity similar to the expected remaining life of the warrants. The expected life of the warrants is assumed to be equivalent to their remaining contractual term. The dividend rate is based on the historical rate, which the Company anticipates remaining at zero.

The following table provides quantitative information regarding Level 3 fair value measurements inputs:

As of March 3, 2021
Share price	$10.0
Strike price	$11.5
Term (in years)	5.5
volatility	30%
Risk-free interest rate	0.72%
Dividend yield	0.00%

NOTE 8 – SHAREHOLDERS’ EQUITY:

a.	Ordinary Shares

Class A Ordinary Shares

On November 20, 2020 the Company issued 100,000 Class A ordinary shares of $0.0001 par value each to designees of the Representative (hereafter – the Representative Shares) for a consideration equal to the par value of the shares. The Representative Shares are deemed to be underwriters’ compensation by FINRA pursuant to Rule 5110 of the FINRA Manual.

The Company accounted for the issuance of the Representative Shares as compensation expenses amounting to $860, with a corresponding credit to Additional Paid-In Capital, for the excess value over the consideration paid. The Company estimated the fair value of the issuance based upon the price of Class B Ordinary Shares that were issued to the Sponsor.

MORINGA ACQUISITION CORP

NOTES TO BALANCE SHEET

NOTE 8 – SHAREHOLDERS’ EQUITY (continued):

Pursuant to the initial Public Offering and the concurrent Private Placement that were each effected in two closings— on February 19, 2021 and March 3, 2021— the Company issued and sold an aggregate of 11,500,000 and 380,000 Class A ordinary shares as part of the Units sold in those respective transactions. The Units (which also included Warrants) were sold at a price of $10 per Unit, and for an aggregate consideration of $115 million and $3.8 million in the Public Offering and Private Placement, respectively. See Note 4 above for further information regarding those share issuances.

The Company classified its 11,500,000 Public Class A ordinary shares as temporary equity. The remaining 480,000 Private Class A ordinary shares were classified as permanent equity.

Class B Ordinary Shares

On November 20, 2020 the Company issued 2,875,000 Class B ordinary shares of $0.0001 par value each for a total consideration of $25 thousand to the Sponsor’s wholly-owned Delaware subsidiary. Out of the 2,875,00 Class B ordinary shares, up to 375,000 were subject to forfeiture if the underwriters were to not exercise their over-allotment in full or in part. Because the underwriters exercised their over-allotment option in full on March 3, 2021, that potential forfeiture did not occur.

Class B ordinary shares are convertible into Class A ordinary shares, on a one-for-one basis, at any time and from time to time at the option of the holder, or automatically on the day of the Business Combination. Class B ordinary shares also possess the sole right to vote for the election or removal of directors, until the consummation of an initial Business Combination.

b.	Preferred shares

The Company is authorized to issue up to 5,000,000 Preferred Shares of $0.0001 par value each. As of March 3, 2021, the Company has no preferred shares issued and outstanding.

NOTE 9 – SUBSEQUENT EVENTS:

Subsequent events disclosed until March 29, 2021:

On March 18, 2021 the Company repaid the outstanding amount of $140 thousand due to the related party.

Subsequent events disclosed after March 29, 2021:

Management has performed an evaluation of subsequent events through the date of reissuance of the financial statements, noting no items which require adjustment or disclosure.